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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): November 3, 1998


                                TSENG LABS, INC.
                 (Exact Name of Registrant Specified in Charter)


     Utah                       0-13502                    87-0391229
(State or Other            (Commission File             (I.R.S. Employer
Jurisdiction of                 Number)                Identification No.)
Incorporation)




            18 W. Airy Street
          Norristown, Pennsylvania                             19401
(Address of Principal Executive Offices)                    (Zip Code)





       Registrant's telephone number, including area code: (610) 313-9388




          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 5.           OTHER EVENTS.

         On November 3, 1998, the Registrant consummated the transactions contemplated by the Agreement and Plan of Reorganization with Cell Pathways, Inc., a Delaware corporation, dated June 23, 1998 (the "Agreement"). For more details regarding this transaction, please refer to the press release dated November 3, 1998, which has been filed as Exhibit 99.1 hereto and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (c)      Exhibits


Exhibit Number             Description
--------------             -----------
     99.1                  Press Release issued by the Registrant on November 3,
                           1998 announcing the consummation of the transaction with Cell Pathways, Inc.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TSENG LABS, INC.
                                                 (Registrant)


                                            By  /s/ Mark H. Karsch
                                                 Mark H. Karsch
                                                 Senior Vice President and
                                                 Chief Financial Officer


Dated:  November 3, 1998